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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                ----------------


                       OCTOBER 26, 2000 (OCTOBER 25, 2000)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)



          DELAWARE                     1-10308                  06-0918165
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


     9 WEST 57TH STREET
        NEW YORK, NY                                              10019
    (Address of principal                                       (Zip Code)
      executive office)
        officeoffice)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  Earnings Release. On October 25, 2000, we reported our plans to spin-off our individual membership and loyalty businesses and to reclassify our individual membership segment as a discontinued operation, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.


ITEM 7.  EXHIBITS

                  See Exhibit Index.






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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENDANT CORPORATION



                                        BY: /s/ John T. McClain
                                            ------------------------------------
                                            John T. McClain
                                            Senior Vice President, Finance and
                                            Corporate Controller


Date:  October 26, 2000






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


                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX


EXHIBIT
   NO.      DESCRIPTION
-------     -----------

99.1        Press Release:  Cendant to Spin-Off Individual Membership Businesses















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